SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                               ------------------







                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  January 22, 1999





                           BERGEN BRUNSWIG CORPORATION
________________________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)



 New Jersey                         1-5110                       22-1444512
________________                  _____________              __________________
(State Or Other                   (Commission                   (IRS Employer
 Jurisdiction Of                   File Number)              Identification No.)
 Incorporation)




      4000 Metropolitan Drive, Orange, California                    92868
   _______________________________________________                ___________
      (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code   (714) 385-4000

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Item 5.  Other Events.



          On January 22, 1999, Bergen Brunswig Corporation completed its previously announced acquisition of the business of Stadtlander Drug Co., Inc., from Stadt Holdings Inc., an indirect wholly-owned subsidiary of Counsel Corporation.

                                    SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             BERGEN BRUNSWIG CORPORATION




                                         By:  /s/ Milan A. Sawdei
                                              ________________________
                                              Milan A. Sawdei
                                              Executive Vice President
                                              Chief Legal Officer and Secretary

Date:  January 25, 1999